UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 18, 2013

NTS, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-32521	11-3618510
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1220 Broadway Lubbock, Texas		79401
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (806) 771-5212

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                      Submission of Matters to a Vote of Security Holders

In connection with the annual shareholders’ meeting of NTS, Inc. (f/k/a Xfone, Inc., the “Company”) held on December 18, 2013, a majority of the votes cast on Proposal 4, regarding how frequently the Company should seek an advisory shareholder vote on the Company’s executive compensation, voted in favor of holding such an advisory vote every year.

           As provided in Item 5.07(d) of Form 8-K and in light of the vote of the shareholders on the frequency of an advisory vote on executive compensation, the Company has decided to hold a shareholder advisory vote on the Company’s executive compensation every year, commencing with its 2014 annual shareholders' meeting, until the Board of Directors determines otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NTS, Inc.
May 14, 2014

	By:	/s/ Guy Nissenson
		Name:	Guy Nissenson
		Title:	President, Chief Executive Officer and Chairman of the Board of Directors